Exhibit 10.1

$875,000,000

THE MCCLATCHY COMPANY

11.5% Senior Secured Notes due 2017

Purchase Agreement

February 4, 2010

J.P. Morgan Securities Inc.

As Representative of the

several Initial Purchasers listed

in Schedule 1 hereto

c/o J.P. Morgan Securities Inc.

270 Park Avenue

New York, New York 10017

Ladies and Gentlemen:

The McClatchy Company, a Delaware corporation (the “Company”), proposes to issue and sell to the several initial purchasers listed in Schedule 1 hereto (the “Initial Purchasers”), for whom you are acting as representative (the “Representative”), $875,000,000 aggregate principal amount of its 11.5% Senior Secured Notes due 2017 (the “Securities”).  The Securities will be issued pursuant to an Indenture to be dated as of February 11, 2010 (the “Indenture”) among the Company, the guarantors from time to time party thereto (the “Guarantors”) and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), and will be guaranteed on a senior secured basis, jointly and severally, by each of the Guarantors listed on Schedule 2 hereto (the “Guarantees”).

The Securities will be sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption therefrom.  The Company and the Guarantors have prepared a preliminary offering memorandum dated January 27, 2010 (the “Preliminary Offering Memorandum”) and will prepare an offering memorandum dated the date hereof (the “Offering Memorandum”) setting forth information concerning the Company and the Securities.  Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Company to the Initial Purchasers pursuant to the terms of this Agreement.  The Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum, the other Time of Sale Information (as defined below) and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers in the manner contemplated by this Agreement. References herein to the Preliminary Offering Memorandum, the Time of Sale Information and the Offering Memorandum shall be deemed to refer to and include any document incorporated by reference therein prior to the Time of Sale (as defined below) unless specifically otherwise indicated.

Exhibit 10.1

At or prior to the time when sales of the Securities by an Initial Purchaser were first made (the “Time of Sale”), the following information shall have been prepared (collectively, the “Time of Sale Information”):  the Preliminary Offering Memorandum, as supplemented and amended by the written communications listed on Annex A hereto including the term sheet substantially in the form of Annex B here to.

The Company and the Guarantors will secure their obligations under the Securities and the Guarantees by first-priority security interests in the Collateral (as defined below), subject to Permitted Liens (as defined under the caption “Description of notes” in the Offering Memorandum), as described in the Time of Sale Information.  In connection with the offering, the Company and the Guarantors, as applicable, and the Collateral Agent (as defined in Section 13), will enter into a Security Agreement (as defined in Section 13), the Trademark Security Agreement (as defined in Section 13) and the Copyright Security Agreement (as defined in Section 13), providing for, among other things, the Company and the Guarantors party thereto to grant a security interest in the Collateral as security for their obligations under the Securities and the Guarantees. For the purposes of this Agreement, the term “Collateral” shall have the meaning assigned to such term in the Time of Sale Information and Offering Memorandum.

Prior to the commencement of the offering, the Company has entered into an Amendment and Restatement Agreement, dated as of January 26, 2010, that will, subject to the satisfaction of specified conditions, amend and restate the credit agreement dated as of June 27, 2006 with Bank of America, N.A., as administrative agent (the “Credit Facility”) immediately prior to the closing of the offering of the notes (the “Credit Facility Amendment”).  Concurrently with the offering, the Company and Guarantors will enter into an intercreditor agreement (the “Intercreditor Agreement”), to be dated the Closing Date (as defined below) by and between Bank of America, N.A., as collateral agent for the lenders under the Company’s Credit Facility and the Collateral Agent, and (ii) pursuant to an Offer to Purchase and Consent Solicitation Statement and related letter of transmittal, each dated as of January 27, 2010 (together, the “Offer to Purchase”), the Company has commenced a cash tender offer (the “Tender Offer”) for any and all of its outstanding 7.125% notes due 2011 (the “2011 Notes”) and its 15.75% senior notes due 2014 (the “2014 Notes”) and consent solicitation (the “Consent Solicitation”) of registered holders of the 2014 Notes to certain proposed amendments and waivers to the indenture, dated as of June 26, 2009 (as amended and supplemented, the “2014 Indenture”) among the Company, the guarantors party thereto and U.S. Bank National Association, as trustee under the 2014 Indenture.  As described in the Time of Sale Information and the Offering Memorandum, proceeds from the issuance and sale of the Securities shall be used to (i) pay consideration to holders who tender their 2011 Notes in the Tender Offer to the extent the Company obtains the requisite consents under the Consent Solicitation, (ii) repay a portion of the indebtedness outstanding under the Company’s Credit Facility, (iii) repay funds borrowed under the Credit Facility to pay consideration to holders who tender their 2011 Notes to the extent that the Company failed to obtain the requisite consent under the Consent Solicitation for the 2014 Notes in the tender offer (iv) pay fees and expenses in connection with the Tender Offer and Consent Solicitation, the Credit Facility Amendment and the issuance and sale of the Securities. For purposes of this Agreement, the term “Transactions” shall refer to, collectively, the issuance and sale of the Securities, the consummation of the Tender Offer and Consent Solicitation, the entering into of the Credit Facility Amendment, the entering into of the Intercreditor Agreement and the payment of related fees and expenses in connection with the foregoing.

Exhibit 10.1

Holders of the Securities (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of a Registration Rights Agreement, to be dated the Closing Date and substantially in the form attached hereto as Exhibit A (the “Registration Rights Agreement”), pursuant to which the Company and the Guarantors will agree to file one or more registration statements with the Securities and Exchange Commission (the “Commission”) providing for the registration under the Securities Act of the resale of the Securities or the Exchange Securities referred to (and as defined) in the Registration Rights Agreement.

The Company hereby confirms its agreement with the several Initial Purchasers concerning the purchase and resale of the Securities, as follows:

1. Purchase and Resale of the Securities.

(a) The Company agrees to issue and sell the Securities to the several Initial Purchasers as provided in this Agreement, and each Initial Purchaser, on the basis of the representations, warranties and agreements of the Company and the Guarantors set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Company the respective principal amount of Securities set forth opposite such Initial Purchaser’s name in Schedule 1 hereto at a price equal to 96.984% of the principal amount thereof plus accrued interest, if any, from February 4, 2010 to the Closing Date.  The Company will not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased as provided herein.

(b) The Company understands that the Initial Purchasers intend to offer the Securities for resale on the terms set forth in the Time of Sale Information.  Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

(i) it is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act (a “QIB”) and an accredited investor within the meaning of Rule 501(a) under the Securities Act;

(ii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act (“Regulation D”) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and

(iii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities as part of their initial offering except:

(A) within the United States to persons whom it reasonably believes to be QIBs in transactions pursuant to Rule 144A under the Securities Act (“Rule 144A”) and in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of the Securities is aware that such sale is being made in reliance on Rule 144A; or

(B) outside the United States in accordance with the restrictions set forth in Annex C hereto.

Exhibit 10.1

(c) Each Initial Purchaser acknowledges and agrees that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 6(f) and 6(h), counsel for the Company and counsel for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers, and compliance by the Initial Purchasers with their agreements, contained in paragraph (b) above (including Annex C hereto), and each Initial Purchaser hereby consents to such reliance.

(d) The Company and the Guarantors acknowledge and agree that the Initial Purchasers may offer and sell Securities to or through any affiliate of an Initial Purchaser and that any such affiliate may offer and sell Securities purchased by it to or through any Initial Purchaser; provided that such offers and sales shall be made in a accordance with the provisions of this Agreement.

(e) The Company and the Guarantors acknowledge and agree that the Initial Purchasers are acting solely in the capacity of an arm’s length contractual counterparty to each of the Company and the Guarantors with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as financial advisors or fiduciaries to, or agents of, the Company, the Guarantors or any other person.  Additionally, neither the Representative nor any other Initial Purchaser is advising the Company, the Guarantors or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction.  The Company and the Guarantors shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and neither the Representative nor any other Initial Purchaser shall have any responsibility or liability to the Company or the Guarantors with respect thereto.  Any review by the Representative or any Initial Purchaser of the Company, the Guarantors and the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Representative or such Initial Purchaser, as the case may be, and shall not be on behalf of the Company, the Guarantors or any other person.

2. Payment and Delivery.

(a) Payment for and delivery of the Securities will be made at the offices of Cahill Gordon & Reindel llp, 80 Pine Street, New York, New York 10005 at 10:00 A.M., New York City time, on February 11, 2010, or at such other time or place on the same or such other date, not later than the third business day thereafter, as the Representative and the Company may agree upon in writing.  The time and date of such payment and delivery is referred to herein as the “Closing Date.”

(b) Payment for the Securities shall be made by wire transfer in immediately available funds to the account(s) specified by the Company to the Representative against delivery to the nominee of The Depository Trust Company, for the account of the Initial Purchasers, of one or more global notes representing the Securities (collectively, the “Global Note”), with any transfer taxes payable in connection with the sale of the Securities duly paid by the Company.  The Global Note will be made available for inspection by the Representative not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date.

Exhibit 10.1

3. Representations and Warranties of the Company and the Guarantors.  The Company and the Guarantors jointly and severally represent and warrant to each Initial Purchaser that:

(a) Preliminary Offering Memorandum, Time of Sale Information and Offering Memorandum.  The Preliminary Offering Memorandum, as of its date, did not, the Time of Sale Information, at the Time of Sale, did not, and at the Closing Date, will not, and the Offering Memorandum, as of its date and as of the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company and the Guarantors make no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum, the Time of Sale Information or the Offering Memorandum.

(b) Additional Written Communications.  The Company (including its agents and representatives, other than the Initial Purchasers in their capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any written communication that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Company or its agents and representatives (other than a communication referred to in clauses (i), (ii) and (iii) below) an “Issuer Written Communication”) other than (i) the Preliminary Offering Memorandum, (ii) the Offering Memorandum, (iii) the documents listed on Annex A hereto, including a term sheet or pricing supplement substantially in the form of Annex B hereto, which constitute part of the Time of Sale Information, and (iv) any electronic road show or other written communications, in each case used in accordance with Section 4(c).  Each such Issuer Written Communication, when taken together with the Time of Sale Information, did not at the Time of Sale, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company and the Guarantors make no representation and warranty with respect to any statements or omissions made in each such Issuer Written Communication in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representative expressly for use in any Issuer Written Communication.

(c) Incorporated Documents.  The documents incorporated by reference in each of the Time of Sale Information and the Offering Memorandum, when filed with the Commission, conformed or will conform, as the case may be, in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading provided, however, that no representation is made as to any statement or omission that shall have been superseded or modified in either (i) a document subse-

Exhibit 10.1

quently filed with the Commission and incorporated by reference in each of the Time of Sale Information and the Offering Memorandum or (ii) each of the Time of Sale Information and the Offering Memorandum.

(d) Financial Statements.  The financial statements and the related notes thereto included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum present fairly in all material respects the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the consolidated results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby except as set forth in the Time of Sale Information and the Offering Memorandum; and the other financial information of the Company and its subsidiaries included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum has been derived from the accounting records of the Company and its subsidiaries and presents fairly in all material respects the information shown thereby.

(e) No Material Adverse Change.  Except as disclosed in the Time of Sale Information and the Offering Memorandum (exclusive of any amendment or supplement thereto after the Time of Sale), since the date of the most recent financial statements of the Company included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum (i) there has not been any change in the capital stock (other than the issuance of the shares of Common Stock, options or restricted stock units to purchase or acquire shares of Common Stock granted under, or contracts or commitments pursuant to, the Company’s previous or currently existing stock option, employee stock purchase and other similar officer, director or employee benefit plans or the issuance of the Common Stock upon the exercise of outstanding options and warrants) or long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position or results of operations of the Company and its subsidiaries taken as a whole; (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and (iii) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority.

(f) Organization and Good Standing.  The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses as currently conducted requires such qualification, and have all power and authority necessary to own or hold their re-

Exhibit 10.1

spective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified, in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, financial position or results of operations of the Company and its subsidiaries taken as a whole or on the performance by the Company and the Guarantors of their obligations under the Securities and the Guarantees (a “Material Adverse Effect”).  The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Schedule 3 to this Agreement.

(g) Capitalization.  The Company has an authorized capitalization as set forth in each of the Time of Sale Information and the Offering Memorandum under the heading “Capitalization”; and all the outstanding shares of capital stock or other equity interests of the subsidiaries of the Company have been duly and validly authorized and issued, are, to the extent applicable, fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party.

(h) Due Authorization.  The Company and each of the Guarantors have full right, power and authority to execute and deliver this Agreement, the Securities, the Indenture (including each Guarantee set forth therein), the Exchange Securities, the Registration Rights Agreement, the Security Documents (as defined in Section 13), the Intercreditor Agreement and the Credit Facility Amendment  (collectively, the “Transaction Documents”), grant security interests in the Collateral thereunder and perform their respective obligations hereunder and thereunder; and, on the Closing Date, all action required to be taken for the granting of the security interests in the Collateral and the consummation of the Transactions has been duly and validly taken.

(i) The Indenture.  The Indenture has been duly authorized by the Company and each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability including principles of good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or equity) (collectively, the “Enforceability Exceptions”); and on the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder.

(j) The Securities and the Guarantees.  The Securities have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture; and the Guarantees

Exhibit 10.1

have been duly authorized by each of the Guarantors and, when the Securities have been duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, the Guarantees will be valid and legally binding obligations of each of the respective Guarantors, enforceable against each of the respective Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(k) The Exchange Securities.  On the Closing Date, the Exchange Securities (including the related Guarantees) will have been duly authorized by the Company and each of the Guarantors and, when duly executed, authenticated, issued and delivered as contemplated by the Registration Rights Agreement and in accordance with the provisions of the Indenture, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company as issuer with respect to the Exchange Securities, and each of the Guarantors, as guarantors, with respect to the respective Guarantees related to the Exchange Securities, enforceable against the Company and each of the respective Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(l) Purchase and Registration Rights Agreements.  This Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors.  The Registration Rights Agreement has been duly authorized by the Company and each of the Guarantors and on the Closing Date will be duly executed and delivered by the Company and each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, subject to the Enforceability Exceptions, and except that rights to indemnity and contribution thereunder may be limited by applicable law and public policy.

(m) Other Transaction Documents.  (i) The Security Documents have been duly authorized by the Company and each Guarantor to the extent a party thereto, (ii) the Credit Facility Amendment has been duly authorized by the Company and each Guarantor to the extent a party thereto and (iii) the Intercreditor Agreement has been duly authorized by the Company and each Guarantor to the extent a party thereto.  When the Credit Facility Amendment, the Intercreditor Agreement and each of the Security Documents have been duly executed and delivered, each of the Credit Facility Amendment, the Intercreditor Agreement and the Security Documents will constitute legal, valid and binding agreements of the Company and each Guarantor to the extent a party thereto, enforceable against the Company and each Guarantor to the extent a party thereto in accordance with their terms, subject to the Enforceability Exceptions.

(n) Descriptions of the Transaction Documents.  Each Transaction Document conforms in all material respects to the description, if any, thereof contained in each of the Time of Sale Information and the Offering Memorandum.

(o) No Violation or Default.  Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in de

Exhibit 10.1

fault, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; or (iii) in violation of any applicable law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Company or its subsidiaries or any of their properties, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(p) No Conflicts.  The execution, delivery and performance by the Company and each of the Guarantors of each of the Transaction Documents to which each is a party, the issuance and sale of the Securities (including the Guarantees) and compliance by the Company and each of the Guarantors with the terms thereof, the granting of the security interest in the Collateral and the consummation of the Transactions contemplated by the Transaction Documents will not (i) upon the effectiveness of the Credit Facility Amendment in accordance with its terms, conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries (other than any lien, charge or encumbrance created or imposed by the Transaction Documents) pursuant to, any indenture, lease, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) assuming the accuracy of the representations and warranties of the Initial Purchasers contained herein and their compliance with their agreements contained herein, result in the violation of any applicable law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Company or any of its subsidiaries or any of their properties, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation or default that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(q) No Consents Required.  Assuming the accuracy of the representations and warranties of the Initial Purchasers contained herein and their compliance with their agreements contained herein, no consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required on the part of the Company or the Guarantors for the execution, delivery and performance by the Company and each of the Guarantors of each of the Transaction Documents to which each is a party, the issuance and sale of the Securities (including the Guarantees) and compliance by the Company and each of the Guarantors with the terms thereof and the consummation of the Transactions contemplated by the Transaction Documents, except for (i) such consents, approvals, authorizations, orders and registrations or qualifications as have been obtained, (ii) such consents, approvals, authorizations, orders

Exhibit 10.1

and registrations or qualifications as may be required (1) under applicable state and foreign securities laws in connection with the purchase and resale of the Securities by the Initial Purchasers, (2) with respect to the Exchange Securities (including the related guarantees) under the Securities Act, the Trust Indenture Act and applicable state securities laws as contemplated by the Registration Rights Agreement, (3) under the Uniform Commercial Code as from time to time in effect in the relevant jurisdictions or other relevant personal property security legislation, each as from time to time in effect in the relevant jurisdictions or (4) by the United States Patent and Trademark Office or the United States Copyright Office or the applicable intellectual property legislation, rules or regulations in effect in the other relevant jurisdictions and (iii) such consents, approvals, authorizations, orders and registrations or qualifications as are expressly contemplated by the Transaction Documents.

(r) Legal Proceedings.  Except as described in each of the Time of Sale Information and the Offering Memorandum, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is a party or may be a party or to which any property of the Company or any of its subsidiaries, to the knowledge of the Company is or may be subject that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect; and to the Company’s knowledge, no such investigations, actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or by others.

(s) Independent Accountants.  Deloitte & Touche LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.

(t) Title to Real and Personal Property.  Except as disclosed in each of the Time of Sale Information and the Offering Memorandum, the Company and its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title, except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (ii) would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(u) Title to Intellectual Property.  Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect or as set forth in the Time of Sale Information and the Offering Memorandum, the Company and its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses; and the conduct of their respective businesses will not conflict in any material respect with any such rights of oth-

Exhibit 10.1

ers, and the Company and its subsidiaries have not received any notice of any claim of infringement of or conflict with any such rights of others that if true would result in a Material Adverse Effect.

(v) No Undisclosed Relationships.  No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders or other affiliates of the Company or any of its subsidiaries, on the other, that would be required by the Securities Act to be described in a registration statement to be filed with the Commission and that is not so described in each of the Time of Sale Information and the Offering Memorandum.

(w) Investment Company Act.  Neither the Company nor any of its subsidiaries is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in each of the Time of Sale Information and the Offering Memorandum none of them will be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”).

(x) Taxes.  Except, in each case, for (i) any such taxes or tax deficiencies that are currently being contested in good faith by appropriate proceedings and for which the Company has established adequate reserves in accordance with generally accepted accounting principles or (ii) would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (1) the Company and its subsidiaries have paid all federal, state, local and foreign taxes and filed all tax returns required to be paid or filed through the date hereof and (2) there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets.

(y) Licenses and Permits.  The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in each of the Time of Sale Information and the Offering Memorandum, except where the failure to possess or make the same would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and except as described in each of the Time of Sale Information and the Offering Memorandum, neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course except where such revocation, modification or non-renewal would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(z) No Labor Disputes.  Except as disclosed in the Time of Sale Information and Offering Memorandum, no labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company and each

Exhibit 10.1

of the Guarantors, is contemplated or threatened and neither the Company nor any Guarantor is aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of the Company’s or the Company’s subsidiaries’ principal suppliers, except, in each case, as would not reasonably be expected have a Material Adverse Effect.

(aa) Compliance with Environmental Laws.  (i) The Company and its subsidiaries (x) are in compliance with any and all applicable federal, state and local laws, rules, regulations, requirements, decisions and orders relating to the protection of human health or safety, the environment, natural resources, hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”), (y) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses, and (z) have not received notice of any actual or potential liability under or relating to any Environmental Laws, including for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants; (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Company or its subsidiaries, except in the case of each of clauses (i) and (ii) above, for any such failure to comply, or failure to receive required permits, licenses, certificates, or other authorizations or approvals, or cost or liability, as would not, individually or in the aggregate, have a Material Adverse Effect or would not require disclosure pursuant to the Commission’s Regulation S-K. Except as described in each of the Time of Sale Information and the Offering Memorandum, (x) there are no proceedings that are pending, or that are known by the Company to be contemplated, against the Company or any of its subsidiaries under any Environmental Laws in which a governmental entity is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $10.0 million or more will be imposed, (y) the Company and its subsidiaries are not aware of any noncompliance by them with Environmental Laws, or liabilities or other obligations of them under Environmental Laws or laws concerning hazardous or toxic substances or wastes, pollutants or contaminants, that would reasonably be expected to have a Material Adverse Effect.

(bb) Compliance with ERISA.  Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a “Plan”)  is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state Laws. Each Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the United States Internal Revenue Service  (the “IRS”) or an application for such a letter is currently being processed by the IRS with respect thereto, has been established under a prototype plan for which an IRS opinion letter has been obtained by the plan sponsor and is valid as to the adopting employer, or is within its applicable remedial amendment period under Section 401(b) of the Code and, to the knowledge of the Company, nothing has occurred which would prevent, or cause the loss of, such qualification. No Plan has failed prior to, or after, the effectiveness of the Pension Protection Act of 2006, as amended from time to time (the “Pension Act”), to satisfy the minimum

Exhibit 10.1

funding standard within the meaning of Section 412 of the Code or Section 302 of ERISA, as of the last day of the most recent fiscal year of such Plan ended prior to the date as of which this representation is made. Neither the Company nor any trade or business (whether or not incorporated) under common control with the Company within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code)  is (A) prior to the effectiveness of the Pension Act, required to give security to any Plan pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA, or on or after the effectiveness of the Pension Act, required to make an additional contribution or give security to any Plan pursuant to Section 436 of the Code or Section 206(g) of ERISA, or (B) subject to a lien in favor of a Plan, under either Section 302(f) of ERISA or Section 412(m) of the Code prior to the effectiveness of the Pension Act, or under Section 303(k) of the ERISA or Section 430(k) of the Code on and after the effectiveness of the Pension Act.

(cc) Disclosure Controls.  The Company and its subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure.  The Company and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(dd) Accounting Controls.  The Company and its subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.  The Company maintains internal accounting controls sufficient to provide reasonable assurance (i) that the maintenance of records is in reasonable detail that accurately and fairly reflects the transactions and disposition of assets; (ii) that transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and receipts and expenditures are being made only in accordance with the authorizations of management and directors; and (iii) regarding prevention or timely detection of unauthorized acquisitions, use or disposition of the Company’s and its Subsidiaries’ assets that could have a material effect on the Company’s consolidated financial statements. Except as disclosed in each of the Time of Sale Information and the Offering Memorandum, there are no material weaknesses or significant deficiencies in the Company’s internal controls.

(ee) Insurance.  The Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, which insurance is in amounts as is customary for companies engaged in similar businesses in similar indus

Exhibit 10.1

tries and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at a reasonable cost from similar insurers as may be necessary to continue its business.

(ff) No Unlawful Payments.  Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company and each of the Guarantors, any director, officer, agent, employee or any other person acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(gg) Compliance with Money Laundering Laws.  The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all relevant jurisdictions, the rules and regulations thereunder and any applicable related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(hh) Compliance with OFAC.  None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(ii) Solvency.  On and immediately after the Closing Date, the Company (after giving effect to the issuance of the Securities and the Refinancing (as defined in the Time of Sale Information and the Offering Memorandum) and the other Transactions as described in each of the Time of Sale Information and the Offering Memorandum) will be Solvent.  As used in this paragraph, the term “Solvent” means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of the Company is not less than the total amount required to pay the liabilities of the Company on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured; (ii) the Company is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business; (iii) assuming consummation of

Exhibit 10.1

the issuance of the Securities as contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum, the Company is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature; and (iv) the Company is not engaged in any business or transaction, and does not propose to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Company is engaged.

(jj) No Restrictions on Subsidiaries.  No subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock to the Company or any subsidiary, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company in each case, except for restrictions contemplated by the Indenture and except for restrictions permitted by the Credit Agreement that the Company has determined are not likely to materially impair the Company’s ability to make scheduled payments or principal and interest on the Notes when due.

(kk) No Broker’s Fees.  Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or any Initial Purchaser for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.

(ll) Rule 144A Eligibility.  On the Closing Date, the Securities will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in an automated inter-dealer quotation system; and each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, contains or will contain all the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

(mm) No Integration.  Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D) has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

(nn) No General Solicitation or Directed Selling Efforts.  None of the Company or any of its affiliates (as defined in Rule 501(b) of Regulation D) or any other person acting on its or their behalf (other than the Initial Purchasers or persons acting on their behalf, as to which no representation is made) has (i) solicited offers for, or offered or sold, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engaged in any directed selling efforts within the meaning of Regulation S under the Securities Act

Exhibit 10.1

(“Regulation S”), and all such persons have complied with the offering restrictions requirement of Regulation S.

(oo) Securities Law Exemptions.  Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 1(b) (including Annex C hereto) and their compliance with their agreements set forth herein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum (it being understood that no representation is given as to any subsequent resale of the Securities by purchasers of the Securities from the Initial Purchasers), to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act.

(pp) No Stabilization.  Neither the Company nor any of the Guarantors has taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(qq) Forward-Looking Statements.  No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained or incorporated by reference in any of the Time of Sale Information or the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(rr) Statistical and Market Data.  Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum is not based on or derived from sources that are reliable and accurate in all material respects.

(ss) Sarbanes-Oxley Act.  The Company and each of the Company’s directors or officers, in their capacities as such, has complied in all material respects with the provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(tt) Liens and Security Interests in Personal Property.  The Security Documents, when executed and delivered, will create in favor of the Collateral Agent for the benefit of the holders of Securities, the Collateral Agent and the Trustee on behalf of the holders of the Securities, valid and enforceable first-priority security interests (subject to Permitted Liens) in and liens on the rights of the Company and each Guarantor in the property in which a security interest is purported to be granted under such Security Documents and upon, or as a result of, the filing of Uniform Commercial Code financing statements in appropriate form and with the appropriate governmental authorities (including payment of all necessary fees and taxes) and upon the taking of the other actions described in the Security Documents, such security interests in the rights of the Company and each Guarantor in such property will constitute a perfected security interest in all

Exhibit 10.1

right, title and interest in the property in which a security interest is purported to be granted to the extent such perfection can be obtained upon the taking of such actions and will be subject only to Permitted Liens.

(uu) Transfer of Collateral.  The Company and the Guarantors collectively own, have rights in or have the power to transfer rights in the Collateral, free and clear of any liens other than (i) the security interests granted pursuant to the Security Documents, (ii) Liens expressly permitted to exist on the Collateral under the Indenture.

Any certificate signed by any officer of the Company, the Guarantors or their respective subsidiaries and delivered to the Initial Purchasers or counsel for the Initial Purchasers in connection with the offering of the Securities and, when issued, the Guarantees, shall be deemed a joint and several representation and warranty by each of the Company, the Guarantors and their respective subsidiaries, as to matters covered thereby, to the Initial Purchasers.

4. Further Agreements of the Company and the Guarantors.  The Company and each of the Guarantors jointly and severally covenant and agree with each Initial Purchaser that:

(a) Delivery of Copies.  Until the earlier to occur of (i) the completion of the initial resale of the Securities by the Initial Purchasers and (ii) the nine month anniversary of the Closing Date, the Company will deliver, without charge, to the Initial Purchasers as many copies of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum (including all amendments and supplements thereto) as the Representative may reasonably request.

(b) Offering Memorandum, Amendments or Supplements.  During the period beginning the date hereof and the ending upon the earlier to occur of (i) the completion of the initial resale of the Securities by the Initial Purchasers and (ii) the nine month anniversary of the Closing Date, before finalizing the Offering Memorandum or making or distributing any amendment or supplement to any of the Time of Sale Information or the Offering Memorandum or filing with the Commission any document that will be incorporated by reference therein, the Company will furnish to the Representative and counsel for the Initial Purchasers a copy of the proposed Offering Memorandum or such amendment or supplement or document to be incorporated by reference therein for review, and will not distribute any such proposed Offering Memorandum, amendment or supplement or file any such document with the Commission to which the Representative reasonably objects; provided, however, that the Representative shall not object to any such filing if the Company obtains advice of outside counsel that such filing is required under the rules and regulations of the Securities Act or Exchange Act; provided further that the Company shall have the right to file with the Commission any report required to be filed by the Company under the Exchange Act (based on the advice of the Company’s internal or external counsel) no later than the time period required by the Exchange Act.

(c) Additional Written Communications.  Before making, preparing, using, authorizing, approving or referring to any Issuer Written Communication, the Company will furnish to the Representative and counsel for the Initial Purchasers a copy of such

Exhibit 10.1

written communication for review and will not make, prepare, use, authorize, approve or refer to any such written communication to which the Representative reasonably objects.

(d) Notice to the Representative.  The Company will advise the Representative promptly, and confirm such advice in writing, (i) of the issuance by any governmental or regulatory authority of any order preventing or suspending the use of any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum or the initiation or threatening of any proceeding for that purpose; (ii) of the occurrence of any event at any time prior to the completion of the initial offering of the Securities as a result of which any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when such Time of Sale Information, Issuer Written Communication or the Offering Memorandum is delivered to a purchaser, not misleading; and (iii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its commercially reasonable efforts to prevent the issuance of any such order suspending any such qualification of the Securities and, if any such order is issued, will use commercially reasonable efforts to obtain as soon as possible the withdrawal thereof.

(e) Time of Sale Information.  If at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement any of the Time of Sale Information to comply with applicable law, the Company will promptly notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to any of the Time of Sale Information (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in any of the Time of Sale Information as so amended or supplemented will not, in light of the circumstances under which they were made, be misleading or so that any of the Time of Sale Information will comply with applicable law.

(f) Ongoing Compliance of the Offering Memorandum.  If at any time prior to the earlier of (i) the completion of the initial resale of the Securities and (ii) the nine month anniversary of the Closing Date, (i) any event shall occur or condition shall exist as a result of which the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Offering Memorandum to comply with applicable law, the Company will promptly notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to the Offering Memorandum (or any document to be filed with the Com-

Exhibit 10.1

mission and incorporated by reference therein) as may be necessary so that the statements in the Offering Memorandum as so amended or supplemented (including such document to be incorporated by reference therein) will not, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, be misleading or so that the Offering Memorandum will comply with applicable law.

(g) Blue Sky Compliance.  The Company will qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions (including Canada) as the Representative shall reasonably request and will continue such qualifications in effect so long as required for the initial offering and resale of the Securities by the Initial Purchasers; provided that neither the Company nor any of the Guarantors shall be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(h) Clear Market.  During the period from the date hereof through and including the date that is 90 days after the date hereof, neither the Company nor any of the Guarantors will, without the prior written consent of J.P. Morgan Securities Inc., Banc of America Securities LLC and Credit Suisse Securities (USA) LLC, offer, sell, contract to sell or otherwise dispose of any debt securities issued or guaranteed by the Company or any of the Guarantors and having a tenor of more than one year; provided that the foregoing shall not apply to the sale of Securities under this Agreement or the Exchange Securities.

(i) Use of Proceeds.  The Company will apply the net proceeds from the sale of the Securities as described in each of the Time of Sale Information and the Offering Memorandum under the heading “Use of proceeds”.

(j) Supplying Information.  While the Securities remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Company and each of the Guarantors will, during any period in which the Company is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon the request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

(k) DTC.  The Company will use its commercially reasonable efforts to assist the Initial Purchasers in arranging for the Securities to be eligible for clearance and settlement through The Depository Trust Company (“DTC”).

(l) No Resales by the Company.  Until the earlier of the one year anniversary of the Closing Date and the completion of the exchange offer contemplated by the Registration Rights Agreement, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been acquired by any of them, except for sales of Securities purchased by the Company or any of its affiliates and resold in a transaction registered under the Securities Act.

Exhibit 10.1

(m) No Integration.  Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D) will, directly or through any agent, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

(n) No General Solicitation or Directed Selling Efforts.  None of the Company or any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers and persons acting on their behalf, as to which no covenant is given) will (i) solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engage in any directed selling efforts within the meaning of Regulation S, and all such persons will comply with the offering restrictions requirement of Regulation S.

(o) No Stabilization.  Neither the Company nor any of the Guarantors will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

5. Certain Agreements of the Initial Purchasers.  Each Initial Purchaser hereby represents and agrees that it has not and will not use, authorize use of, refer to, or participate in the planning for use of, any written communication that constitutes an offer to sell or the solicitation of an offer to buy the Securities other than (i) the Preliminary Offering Memorandum and the Offering Memorandum, (ii) a written communication that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the Preliminary Offering Memorandum or the Offering Memorandum, (iii) any written communication listed on Annex A or prepared pursuant to Section 4(c) above (including any electronic road show), (iv) any written communication prepared by such Initial Purchaser and approved by the Company in advance in writing or (v) any written communication relating to or that contains the terms of the Securities and/or other information that was included (including through incorporation by reference) in the Preliminary Offering Memorandum or the Offering Memorandum.

6. Conditions of Initial Purchasers’ Obligations.  The obligation of each Initial Purchaser to purchase Securities on the Closing Date as provided herein is subject to the performance in all material respects by the Company and each of the Guarantors of their respective covenants and other obligations hereunder and to the following additional conditions:

(a) Representations and Warranties.  The representations and warranties of the Company and the Guarantors contained herein shall be true and correct on the date hereof and on and as of the Closing Date; and the statements of the Company, the Guarantors and their respective officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.

(b) No Downgrade.  Subsequent to the earlier of (A) the Time of Sale and (B) the execution and delivery of this Agreement, (i) no downgrading shall have occurred in

Exhibit 10.1

the rating accorded the Company or any of its subsidiaries, the Securities or any other debt or preferred stock issued or guaranteed by the Company or any of its subsidiaries by any “nationally recognized statistical rating organization,” as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act; and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the Securities or of any other debt securities or preferred stock issued or guaranteed by the Company or any of its subsidiaries (other than an announcement with positive implications of a possible upgrading); provided that the ratings change and negative ratings outlook from Standard & Poor’s Ratings Group, Inc. and Moody’s Investors Service, Inc. as described under the caption “Risk factors − The Company has $1.9 billion in total consolidated debt, which subjects the Company to significant interest rate and credit risk”  shall not be deemed an event covered in clauses (i) or (ii) above.

(c) No Material Adverse Change.  No event or condition of a type described in Section 3(e) hereof shall have occurred or shall exist, which event or condition is not described in each of the Time of Sale Information (excluding any amendment or supplement thereto) and the Offering Memorandum (excluding any amendment or supplement thereto) the effect of which in the reasonable judgment of the Representative makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum.

(d) Officer’s Certificate.  The Representative shall have received on and as of the Closing Date a certificate of an executive officer of the Company who has specific knowledge of the Company’s and the Guarantors’ financial matters and is satisfactory to the Representative (i) confirming that such officer has carefully reviewed the Time of Sale Information and the Offering Memorandum and, to the knowledge of such officer, the representations set forth in Sections 3(a) and 3(b) hereof are true and correct, (ii) confirming that the other representations and warranties of the Company and the Guarantors in this Agreement are true and correct and that the Company and the Guarantors have complied in all material respects with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date and (iii) to the effect set forth in paragraphs (b) and (c) above.

(e) Comfort Letters.  On the date of this Agreement and on the Closing Date, Deloitte & Touche LLP shall have furnished to the Representative, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Initial Purchasers and the board of directors of the Company, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum.

(f) Opinions and 10b-5 Statement of Counsel for the Company.  Wilson Sonsini Goodrich & Rosati, Professional Corporation, counsel for the Company, shall have furnished to the Representative, at the request of the Company, their written opinion and

Exhibit 10.1

10b-5 statement, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex D hereto.

(g) Opinions of Local Counsel. Local counsel, reasonably acceptable to the Representative and listed on Annex E hereto for each jurisdiction set forth therein, shall have furnished to the Representative opinion letters in a form and substance reasonably satisfactory to the Representative, substantially to the effect set forth in Annex F.

(h) Opinion and 10b-5 Statement of Counsel for the Initial Purchasers.  The Representative shall have received on and as of the Closing Date an opinion and 10b-5 statement of Cahill Gordon & Reindel llp, counsel for the Initial Purchasers, with respect to such matters as the Representative may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(i) No Legal Impediment to Issuance.  No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees.

(j) Good Standing.  The Representative shall have received on and as of the Closing Date satisfactory evidence of the good standing of the Company and its subsidiaries in their respective jurisdictions of organization and their good standing in such other jurisdictions as the Representative may reasonably request, in each case in writing or any standard form of telecommunication, from the appropriate governmental authorities of such jurisdictions.

(k) Registration Rights Agreement.  The Initial Purchasers shall have received a counterpart of the Registration Rights Agreement that shall have been executed and delivered by a duly authorized officer of the Company and each of the Guarantors.

(l) DTC.  The Securities shall be eligible for clearance and settlement through DTC on or prior to the Closing Date.

(m) Indenture.  At the Closing Date, the Company, the Guarantors and the Trustee shall have entered into the Indenture, and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

(n) Security Documents.  At the Closing Date, the Collateral Agent shall have received each of the Security Documents executed by the parties thereto and Uniform Commercial Code financing statements in appropriate form for filing and filings with the United States Patent and Trademark Office and the United States Copyright Office in appropriate form for filing in each case as applicable.  Each such document shall be in form and substance reasonably satisfactory to the Representative and in full force and effect

Exhibit 10.1

and the Company and the Guarantors shall have taken all actions required by the Security Documents to be taken as of such date.  The Representative shall also have received (i) copies of Uniform Commercial Code, United States Patent and Trademark Office and United States Copyright Office, tax and judgment lien searches, bankruptcy and pending lawsuit searches or equivalent reports or searches, each of a recent date, listing all effective financing statements, lien notices or comparable documents that name the Company or any Guarantor as Debtor and that are filed in those state jurisdictions in which the Company or such Guarantor is organized and such other searches that the Representative deems necessary or appropriate, none of which encumber the Collateral covered or intended to be covered by the Security Documents, subject only to Permitted Liens.

(o) The Credit Facility Amendment.  Immediately prior to the Closing Date, the Credit Facility Amendment shall have become effective.

(p) The Intercreditor Agreement. At the Closing Date, the Intercreditor Agreement shall have become effective.

(q) Additional Documents.  On or prior to the Closing Date, the Company and the Guarantors shall have furnished to the Representative such further certificates and documents as the Representative may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

7. Indemnification and Contribution.

(a) Indemnification of the Initial Purchasers.  The Company and the Guarantors jointly and severally agree to indemnify and hold harmless each Initial Purchaser, its affiliates, directors and officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other reasonable expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, any of the other Time of Sale Information, any Issuer Written Communication or the Offering Memorandum (or any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities (including such legal fees and expenses) arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representative expressly for use therein.

(b) Indemnification of the Company.  Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, each of the Guarantors and each

Exhibit 10.1

of their respective directors and officers and each person, if any, who controls the Company or any of the Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities (including, without limitation, reasonable legal fees and other reasonable expenses incurred in a connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred) that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum, any of the other Time of Sale Information, any Issuer Written Communication or the Offering Memorandum (or any amendment or supplement thereto), it being understood and agreed that the only such information consists of the following:  the fourth sentence of the eleventh paragraph and the thirteenth paragraph, each under the heading “Plan of distribution” in the Preliminary Offering Memorandum and the Offering Memorandum.

(c) Notice and Procedures.  If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above.  If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 7 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding, as incurred.  In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred.  Any such separate firm for any Initial Purchaser, its affiliates, directors and officers and any control persons of such Initial Purchaser shall be designated in writing by J.P.

Exhibit 10.1

Morgan Securities Inc. and any such separate firm for the Company, the Guarantors, their respective directors and officers and any control persons of the Company and the Guarantors shall be designated in writing by the Company.  The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment.  No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d) Contribution.  If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Guarantors on the one hand and the Initial Purchasers on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Securities and the total discounts and commissions received by the Initial Purchasers in connection therewith, as provided in this Agreement, bear to the aggregate offering price of the Securities.  The relative fault of the Company and the Guarantors on the one hand and the Initial Purchasers on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or any Guarantor or by the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) Limitation on Liability.  The Company, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above.  The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other reasonable expenses incurred by such Indemnified Person in connection with any such

Exhibit 10.1

action or claim.  Notwithstanding the provisions of this Section 7, in no event shall an Initial Purchaser be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser with respect to the offering of the Securities exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Initial Purchasers’ obligations to contribute pursuant to this Section 7 are several in proportion to their respective purchase obligations hereunder and not joint.

(f) Non-Exclusive Remedies.  The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

8. Termination.  This Agreement may be terminated in the absolute discretion of the Representative, by notice to the Company, if after the execution and delivery of this Agreement and on or prior to the Closing Date (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange or the Nasdaq Global Select Market; (ii) trading of any securities issued or guaranteed by the Company or any of the Guarantors shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the reasonable judgment of the Representative, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery, of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum.

9. Defaulting Initial Purchaser.

(a) If, on the Closing Date, any Initial Purchaser defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder, the non-defaulting Initial Purchasers may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Company on the terms contained in this Agreement.  If, within 36 hours after any such default by any Initial Purchaser, the non-defaulting Initial Purchasers do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Initial Purchasers to purchase such Securities on such terms.  If other persons become obligated or agree to purchase the Securities of a defaulting Initial Purchaser, either the non defaulting Initial Purchasers or the Company may postpone the Closing Date for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Initial Purchasers may be necessary in the Time of Sale Information, the Offering Memorandum or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Time of Sale Information or the Offering Memorandum that effects any such changes.  As used in this Agreement, the term “Initial Purchaser” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto

Exhibit 10.1

that, pursuant to this Section 9, purchases Securities that a defaulting Initial Purchaser agreed but failed to purchase.

(b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder plus such Initial Purchaser’s pro rata share (based on the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder) of the Securities of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made.

(c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers.  Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of the Company or the Guarantors, except that the Company and each of the Guarantors will continue to be liable for the payment of expenses as set forth in Section 10 hereof and except that the provisions of Section 7 hereof shall not terminate and shall remain in effect.

(d) Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Company, the Guarantors or any non-defaulting Initial Purchaser for damages caused by its default.

10. Payment of Expenses.

(a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company and each of the Guarantors jointly and severally agree to pay or cause to be paid all costs and expenses incident to the performance of their respective obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (ii) the costs incident to the preparation and printing of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum (including any amendment or supplement thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the reasonable fees and expenses of the Company’s and the Guarantors’ counsel and independent accountants; (v) all reasonable out-of-pocket costs and expenses of the Initial Purchasers (including, without limitation, 50% of the reasonable fees, disbursements and other charges of legal counsel and other experts up to $250,000); provided that, if the Initial Purchasers default in their obligation to purchase the Securities, such that no Securities are purchased hereunder or if this Agreement is terminated pursuant to Section 8 (other than Section 8(ii)), the Company has no obligation pursuant to this clause (v); (vi) the fees and expenses incurred in connection with

Exhibit 10.1

the registration or qualification and determination of eligibility for investment of the Securities under the laws of such United States and Canadian jurisdictions as the Representative may designate, the preparation, printing and distribution of a Blue Sky Memorandum (including filing fees and the related fees and expenses of counsel for the Initial Purchasers); (vii) any fees charged by rating agencies for rating the Securities; (viii) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (ix) all expenses and application fees incurred in connection with the application for the approval of the Securities for book-entry transfer by DTC; and (x) all expenses incurred by the Company in connection with any “road show” presentation to potential investors (except that, subject to Section 10(b), the Initial Purchasers shall pay 50% of the cost of any aircraft used in connection with the “road show”).

(b) If (i) this Agreement is terminated pursuant to Section 8(ii) (other than as the result of an event of the type described in Section 8(i)), (ii) the Company for any reason fails to tender the Securities for delivery to the Initial Purchasers or (iii) the Initial Purchasers decline to purchase the Securities for any reason permitted under this Agreement, the Company and each of the Guarantors jointly and severally agrees to reimburse the Initial Purchasers for all out-of-pocket costs and expenses (including the reasonable fees and expenses of their counsel and the full cost of any aircraft used in connection with the “road show”) reasonably incurred by the Initial Purchasers in connection with this Agreement and the offering contemplated hereby.

11. Persons Entitled to Benefit of Agreement.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and any controlling persons referred to herein, and the affiliates, officers and directors of each Initial Purchaser referred to in Section 7 hereof.  Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.  No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor merely by reason of such purchase.

12. Survival.  The respective indemnities, rights of contribution, representations, warranties (it being understood that such representations and warranties are made only as of the date hereof and as of the date of any officer’s certificate delivered pursuant to Section 6(d)) and agreements of the Company, the Guarantors and the Initial Purchasers contained in this Agreement or made by or on behalf of the Company, the Guarantors or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Guarantors or the Initial Purchasers.

13. Certain Defined Terms.  For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; (c) the term “Exchange Act” means the Securities Exchange Act of 1934, as amended; (d) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act; (e) the term “written communication” has the meaning set forth in Rule 405 under the Securities Act; (f) the term  “Collateral Agent” shall mean The Bank of New York Mellon, in its capacity as collateral agent for the holders of the Securities; (g) the

Exhibit 10.1

term “Security Agreement” shall mean the security agreement to be dated as of the Closing Date, among the Company, the Guarantors and the Collateral Agent; (h) the term “Trademark Security Agreement” shall mean the trademark security agreement to be dated as of the Closing Date, among the Company, the Guarantors party thereto and the Collateral Agent; (i) the term “Copyright Security Agreement” shall mean the copyright security agreement to be dated as of the Closing Date, among the Company, the Guarantors party thereto and the Collateral Agent; and (j) the term “Security Documents” shall mean (i) the Security Agreement, (ii) the Trademark Security Agreement, (iii) the Copyright Security Agreement and (iv) any other instruments evidencing or creating or purporting to create a security interest in favor of the Collateral Agent to secure the Securities and the Guarantees.

14. Miscellaneous.

(a) Authority of the Representative.  Any action by the Initial Purchasers hereunder may be taken by J.P. Morgan Securities Inc. on behalf of the Initial Purchasers, and any such action taken by J.P. Morgan Securities Inc. shall be binding upon the Initial Purchasers.

(b) Notices.  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication.  Notices to the Initial Purchasers shall be given to the Representative c/o J.P. Morgan Securities Inc., 270 Park Avenue, New York, New York 10017 (fax: (212) 270-1063); Attention: Richard Gabriel.  Notices to the Company and the Guarantors shall be given c/o The McClatchy Company, 2100 “Q” Street, Sacramento, California 95816 (fax: (916) 326-5586); Attention: Karole Morgan-Prager, with a copy to Wilson Sonsini Goodrich Rosati, Professional Corporation, 650 Page Mill Road, Palo Alto, California 94304 (fax: (650) 493-6811); Attention Michael A. Occhiolini.

(c) Governing Law, etc.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York. THE COMPANY, EACH GUARANTOR AND EACH INITIAL PURCHASER EACH IRREVOCABLY AGREES TO WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY OR ON BEHALF OF ANY PARTY TO THIS AGREEMENT OR THE PERFORMANCE HEREOF.  The Company and each Guarantor irrevocably and unconditionally submits to the exclusive jurisdiction of any state or federal court sitting in the County and City of New York over any suit, action or proceeding arising out of or relating to this agreement.  Service of any process, summons, notice or document by registered mail addressed to the Company or any Guarantor shall be effective service of process against such person for any suit, action or proceeding brought in any such court.  The Company and each Guarantor irrevocably and unconditionally waives any objection to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding has been brought in an inconvenient forum.  A final judgment in any such suit, action or proceeding brought in any such court may be enforced in any other courts to whose jurisdiction the Company or any Guarantor is or may be subject, by suit upon judgment.  The Company and each Guarantor further agrees that nothing herein shall affect any Initial Purchaser’s right to effect service of process in any other manner permitted by law or bring a suit action or proceeding (including a proceeding for enforcement of a judgment) in any other court or jurisdiction in accordance with applicable law.

Exhibit 10.1

(d) Counterparts.  This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(e) Amendments or Waivers.  No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(f) Headings.  The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

 [Remainder of page intentionally left blank]

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

THE MCCLATCHY COMPANY

By:

Name:

Title:

Exhibit 10.1
Aboard Publishing, Inc., a Florida corporation
Anchorage Daily News, Inc., an Alaska corporation
Bellingham Herald Publishing, LLC, a Delaware limited liability company
Belton Publishing Company, Inc., a Missouri corporation
Big Valley, Inc.
Biscayne Bay Publishing, Inc., a Florida corporation
Cass County Publishing Company, a Missouri corporation
Columbus-Ledger Enquirer, Inc., a Georgia corporation
Cypress Media, Inc., a New York corporation
Cypress Media, LLC, a Delaware limited liability company
Dagren, Inc.
Double A Publishing, Inc.
East Coast Newspapers, Inc., a South Carolina corporation
El Dorado Newspapers
Gables Publishing
Gulf Publishing Company, Inc., a Mississippi corporation
HLB Newspapers, Inc., a Missouri corporation
Idaho Statesman Publishing, LLC, a Delaware limited liability company
Keltatim PublishingCompany, Inc., a Kansas corporation
Keynoter Publishing Company, Inc., a Florida corporation
Lee’s Summit Journal, Incorporated, a Missouri corporation
Lexington H-L Services, Inc., a Kentucky corporation
Macon Telegraph Publishing Company, a Georgia corporation
Mail Advertising Corporation, a Texas corporation
McClatchy Interactive LLC, a Delaware limited liability company
McClatchy Interactive West, a Delaware corporation
McClatchy International, Inc.
McClatchy Investment Company, a Delaware corporation
McClatchy Leasing Company
McClatchy Management Services, Inc., a Delaware corporation
McClatchy Net Ventures
McClatchy News Services
McClatchy Newspaper Sales, Inc.
McClatchy Newspapers, Inc., a Delaware corporation
McClatchy Newsprint Company
McClatchy Property, Inc.
McClatchy Resources
McClatchy Sales, Inc.
McClatchy Shared Services
McClatchy U.S.A., Inc., a Delaware corporation
Mediastream, Inc.
Miami Herald Media Company, a Delaware corporation
N&O Holdings, Inc.
Newsprint Ventures, Inc., a California corporation
Nittany Printing and Publishing Company, a Pennsylvania corporation
Nor-Tex Publishing, Inc., a Texas corporation
Oak Street Development Corporation
Olympian Publishing, LLC, a Delaware limited liability company
Olympic-Cascade Publishing, Inc., a Washington corporation
Pacific Northwest Publishing Company, Inc., a Florida corporation
Quad County Publishing, Inc., an Illinois corporation
Richwood, Inc.
Runways Pub, Inc.
San Luis Obispo Tribune, LLC, a Delaware limited liability company
Star-Telegram, Inc., a Delaware corporation
Tacoma News, Inc., a Washington corporation
The Bradenton Herald, Inc., a Florida corporation
The Charlotte Observer Publishing Company, a Delaware corporation
The News and Observer Publishing Company, a North Carolina corporation
The State Media Company, a South Carolina corporation
The Sun Publishing Company, Inc., a South Carolina corporation
Tribune Newsprint Company
Wichita Eagle and Beacon Publishing Company, Inc., a Kansas corporation
Wingate Paper Company, a Delaware corporation

By:

Name:

Title:

Exhibit 10.1

MCCLATCHY INTERACTIVE LLC

MCCLATCHY MANAGEMENT SERVICES, INC.

QUAD COUNTY PUBLISHING, INC.

By:

Name:

Title:

BELLINGHAM HERALD PUBLISHING, LLC

IDAHO STATESMAN PUBLISHING, LLC

OLYMPIAN PUBLISHING, LLC

By:	PACIFIC Northwest Publishing Company, Inc., its Sole Member

By:

Name:

Title:

CYPRESS MEDIA, LLC

By:	CYPRESS Media, Inc.,

its Sole Member

By:

Name:

Title:

SAN LUIS OBISPO TRIBUNE, LLC

By:           The McClatchy Company,

its Sole Member

By:

Name:

Title:

Exhibit 10.1

Accepted:  February 4, 2010

J.P. MORGAN SECURITIES INC.

For itself and on behalf of the
several Initial Purchasers listed
in Schedule 1 hereto.

By:
Authorized Signatory

SCHEDULE 1

Initial Purchaser	Principle Amount
J.P. Morgan Securities Inc.	$285,326,000
Banc of America Securities LLC	$285,326,000
Credit Suisse Securities (USA) LLC	$285,326,000
Lazard Capital Markets LLC	$19,022,000
Total	$875,000,000

SCHEDULE 2

Guarantors

Aboard Publishing, Inc., a Florida corporation
Anchorage Daily News, Inc., an Alaska corporation
Bellingham Herald Publishing, LLC, a Delaware limited liability company
Belton Publishing Company, Inc., a Missouri corporation
Biscayne Bay Publishing, Inc., a Florida corporation
Cass County Publishing Company, a Missouri corporation
Columbus-Ledger Enquirer, Inc., a Georgia corporation
Cypress Media, Inc., a New York corporation
Cypress Media, LLC, a Delaware limited liability company
East Coast Newspapers, Inc., a South Carolina corporation
Gulf Publishing Company, Inc., a Mississippi corporation
HLB Newspapers, Inc., a Missouri corporation
Idaho Statesman Publishing, LLC, a Delaware limited liability company
Keltatim PublishingCompany, Inc., a Kansas corporation
Keynoter Publishing Company, Inc., a Florida corporation
Lee’s Summit Journal, Incorporated, a Missouri corporation
Lexington H-L Services, Inc., a Kentucky corporation
Macon Telegraph Publishing Company, a Georgia corporation
Mail Advertising Corporation, a Texas corporation
McClatchy Interactive LLC, a Delaware limited liability company
McClatchy Interactive West, a Delaware corporation
McClatchy Investment Company, a Delaware corporation
McClatchy Management Services, Inc., a Delaware corporation
McClatchy Newspapers, Inc., a Delaware corporation
McClatchy U.S.A., Inc., a Delaware corporation
Miami Herald Media Company, a Delaware corporation
Newsprint Ventures, Inc., a California corporation
Nittany Printing and Publishing Company, a Pennsylvania corporation
Nor-Tex Publishing, Inc., a Texas corporation
Olympian Publishing, LLC, a Delaware limited liability company
Olympic-Cascade Publishing, Inc., a Washington corporation
Pacific Northwest Publishing Company, Inc., a Florida corporation
Quad County Publishing, Inc., an Illinois corporation
San Luis Obispo Tribune, LLC, a Delaware limited liability company
Star-Telegram, Inc., a Delaware corporation
Tacoma News, Inc., a Washington corporation
The Bradenton Herald, Inc., a Florida corporation
The Charlotte Observer Publishing Company, a Delaware corporation
The News and Observer Publishing Company, a North Carolina corporation
The State Media Company, a South Carolina corporation
The Sun Publishing Company, Inc., a South Carolina corporation
Wichita Eagle and Beacon Publishing Company, Inc., a Kansas corporation
Wingate Paper Company, a Delaware corporation

SCHEDULE 3

Subsidiaries of The McClatchy Company

Aboard Publishing, Inc., a Florida corporation
Anchorage Daily News, Inc., an Alaska corporation
Bellingham Herald Publishing, LLC, a Delaware limited liability company
Belton Publishing Company, Inc., a Missouri corporation
Big Valley, Inc.
Biscayne Bay Publishing, Inc., a Florida corporation
Cass County Publishing Company, a Missouri corporation
Columbus-Ledger Enquirer, Inc., a Georgia corporation
Cypress Media, Inc., a New York corporation
Cypress Media, LLC, a Delaware limited liability company
Dagren, Inc.
Double A Publishing, Inc.
East Coast Newspapers, Inc., a South Carolina corporation
El Dorado Newspapers
Gables Publishing
Gulf Publishing Company, Inc., a Mississippi corporation
HLB Newspapers, Inc., a Missouri corporation
Idaho Statesman Publishing, LLC, a Delaware limited liability company
Keltatim PublishingCompany, Inc., a Kansas corporation
Keynoter Publishing Company, Inc., a Florida corporation
Lee’s Summit Journal, Incorporated, a Missouri corporation
Lexington H-L Services, Inc., a Kentucky corporation
Macon Telegraph Publishing Company, a Georgia corporation
Mail Advertising Corporation, a Texas corporation
McClatchy Interactive LLC, a Delaware limited liability company
McClatchy Interactive West, a Delaware corporation
McClatchy International, Inc.
McClatchy Investment Company, a Delaware corporation
McClatchy Leasing Company
McClatchy Management Services, Inc., a Delaware corporation
McClatchy Net Ventures
McClatchy News Services
McClatchy Newspaper Sales, Inc.
McClatchy Newspapers, Inc., a Delaware corporation
McClatchy Newsprint Company
McClatchy Property, Inc.
McClatchy Resources
McClatchy Sales, Inc.
McClatchy Shared Services
McClatchy U.S.A., Inc., a Delaware corporation
Mediastream, Inc.
Miami Herald Media Company, a Delaware corporation
N&O Holdings, Inc.
Newsprint Ventures, Inc., a California corporation
Nittany Printing and Publishing Company, a Pennsylvania corporation
Nor-Tex Publishing, Inc., a Texas corporation
Oak Street Development Corporation
Olympian Publishing, LLC, a Delaware limited liability company
Olympic-Cascade Publishing, Inc., a Washington corporation
Pacific Northwest Publishing Company, Inc., a Florida corporation
Quad County Publishing, Inc., an Illinois corporation
Richwood, Inc.
Runways Pub, Inc.
San Luis Obispo Tribune, LLC, a Delaware limited liability company
Star-Telegram, Inc., a Delaware corporation
Tacoma News, Inc., a Washington corporation
The Bradenton Herald, Inc., a Florida corporation
The Charlotte Observer Publishing Company, a Delaware corporation
The News and Observer Publishing Company, a North Carolina corporation
The State Media Company, a South Carolina corporation
The Sun Publishing Company, Inc., a South Carolina corporation
Tribune Newsprint Company
Wichita Eagle and Beacon Publishing Company, Inc., a Kansas corporation
Wingate Paper Company, a Delaware corporation

EXHIBIT A

[FORM OF REGISTRATION RIGHTS AGREEMENT]

See attached.

ANNEX A

a.           Additional Time of Sale Information

1.           Term sheet containing the terms of the securities, substantially in the form of Annex B.

ANNEX B

See attached.

ANNEX C

Restrictions on Offers and Sales Outside the United States

In connection with offers and sales of Securities outside the United States:

(a)           Each Initial Purchaser acknowledges that the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act.

(b)           Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

                (i)Such Initial Purchaser has offered and sold the Securities, and will offer and sell the Securities, (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Securities and the Closing Date, only in accordance with Regulation S under the Securities Act (“Regulation S”) or Rule 144A or any other available exemption from registration under the Securities Act.

                (ii)None of such Initial Purchaser or any of its affiliates or any other person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and all such persons have complied and will comply with the offering restrictions requirement of Regulation S.

                (iii)At or prior to the confirmation of sale of any Securities sold in reliance on Regulation S, such Initial Purchaser will have sent to each distributor, dealer or other person receiving a selling concession, fee or other remuneration that purchases Securities from it during the distribution compliance period a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities and the date of original issuance of the Securities, except in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act.  Terms used above have the meanings given to them by Regulation S.”

                (iv)Such Initial Purchaser has not and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Se-

curities, except with its affiliates that agree to comply with the provisions of this Annex C or with the prior written consent of the Company.

Terms used in paragraph (a) and this paragraph (b) and not otherwise defined in this Agreement have the meanings given to them by Regulation S.

(c)           Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

                (i)it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the United Kingdom Financial Services and Markets Act 2000 (the “FSMA”)) received by it in connection with the issue or sale of any Securities in circumstances in which Section 21(1) of the FSMA does not apply to the Company or the Guarantors; and

                (ii)it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom.

(d)           Each Initial Purchaser acknowledges that no action has been or will be taken by the Company that would permit a public offering of the Securities, or possession or distribution of any of the Time of Sale Information, the Offering Memorandum, any Issuer Written Communication or any other offering or publicity material relating to the Securities, in any country or jurisdiction where action for that purpose is required.

(e)           In relation to each Member State of the European Economic Area that has implemented the Prospectus Directive (each, a “Relevant Member State”), each Initial Purchaser, severally and not jointly, represents, warrants and agrees that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”) it has not made and will not make an offer of Securities to the public in that Relevant Member State prior to the publication of a prospectus in relation to the notes that has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of notes to the public in that Relevant Member State at any time:

                (i)to legal entities that are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

                (ii)to any legal entity that has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts; or

                (iii)in any other circumstances that do not require the publication by the Company of a prospectus pursuant to Article 3 of the Prospectus Directive.

For the purposes of this provision, the expression an “offer of Securities to the public” in relation to any Securities in any Relevant Member State means the communication in any form and by any means of sufficient information of the terms of the offer and the Securities to be offered so as to enable an investor to decide to purchase or subscribe for the Securities, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State.  For the purposes of this provision, the expression “Prospectus Directive” means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

(f)           Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that it has not, directly or indirectly, offered or sold and will not, directly or indirectly, offer or sell in the Netherlands any Securities with a denomination of less than €50,000 (or its other currency equivalent) other than to persons who trade or invest in securities in the conduct of a profession or business (which includes banks, stockbrokers, insurance companies, pension funds, other institutional investors and finance companies and treasury departments of large enterprises) unless one of the other exemptions from or exceptions to the prohibition contained in article 3 of the Dutch Securities Transactions Supervision Act 1995 (Wet toezicht effectenverkeer 1995) is applicable and the conditions attached to such exemption or exception are complied with.

ANNEX D

Form of Opinions of Wilson Sonsini Goodrich & Rosati, Professional Corporation

ANNEX E
Local Counsel Opinions

Jurisdiction	Local Counsel
Alaska	Davis Wright Tremaine LLP
Florida	Holland & Knight LLP
Georgia	Carlton Fields, P.A.
Kansas	Fleeson, Gooing, Coulson & Kitch, L.L.C.
Kentucky	Stoll Keenon Ogden, PLLC
Illinois	Lewis, Rice & Fingerish, L.C.
Mississippi	Watkins Ludlam Winter & Stennis, P.A.
Missouri	Lewis, Rice & Fingerish, L.C.
North Carolina	McGuireWoods LLP
Pennsylvania	Eisenstein & Bower, LLP
South Carolina	Wyche, Burgess, Freeman & Parham, P.A.

ANNEX F

Form of Opinion of Local Counsel for the Guarantors